Commitments and contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure
Commitments And Contingencies

Note 25 – Commitments and contingencies

Off-balance sheet risk

The Corporation is a party to financial instruments with off-balance sheet credit risk in the normal course of business to meet the financial needs of its customers. These financial instruments include loan commitments, letters of credit and standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition.

The Corporation’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit, standby letters of credit and financial guarantees is represented by the contractual notional amounts of those instruments. The Corporation uses the same credit policies in making these commitments and conditional obligations as it does for those reflected on the consolidated statements of financial condition.

Financial instruments with off-balance sheet credit risk, whose contract amounts represent potential credit risk as of the end of the periods presented were as follows:

(In thousands)	December 31, 2018	December 31, 2017
Commitments to extend credit:
Credit card lines	$4,468,481	$4,303,256
Commercial and construction lines of credit	2,751,390	3,011,673
Other consumer unused credit commitments	254,491	250,029
Commercial letters of credit	2,695	2,116
Standby letters of credit	26,479	33,633
Commitments to originate or fund mortgage loans	22,629	15,297

At December 31, 2018 and 2017, the Corporation maintained a reserve of approximately $8 million and $10 million, respectively, for potential losses associated with unfunded loan commitments related to commercial and consumer lines of credit.

Business concentration

Since the Corporation’s business activities are concentrated primarily in Puerto Rico, its results of operations and financial condition are dependent upon the general trends of the Puerto Rico economy and, in particular, the residential and commercial real estate markets. The concentration of the Corporation’s operations in Puerto Rico exposes it to greater risk than other banking companies with a wider geographic base. Its asset and revenue composition by geographical area is presented in Note 39 to the Consolidated Financial Statements.

Puerto Rico remains in the midst of a profound fiscal and economic crisis. In response to such crisis, the U.S. Congress enacted the Puerto Rico Oversight Management and Economic Stability Act (“PROMESA”) in 2016, which, among other things, established a Fiscal Oversight and Management Board for Puerto Rico (the “Oversight Board”) and a framework for the restructuring of the debts of the Commonwealth, its instrumentalities and municipalities. The Commonwealth and several of its instrumentalities have commenced debt restructuring proceedings under PROMESA. As of the date of this report, no municipality has commenced, or has been authorized by the Oversight Board to commence, any such debt restructuring proceeding under PROMESA.

At December 31, 2018, the Corporation’s direct exposure to the Puerto Rico government and its instrumentalities and municipalities totaled $458 million, which was fully outstanding at year end (compared to a direct exposure of approximately $484 million, which was fully outstanding at December 31, 2017). Of this amount, $413 million consists of loans and $45 million are securities ($435 million and $49 million at December 31, 2017). Substantially all of the amount outstanding at December 31, 2018 was obligations from various Puerto Rico municipalities. In most cases, these are “general obligations” of a municipality, to which the applicable municipality has pledged its good faith, credit and unlimited taxing power, or “special obligations” of a municipality, to which the applicable municipality has pledged other revenues. At December 31, 2018, 75% of the Corporation’s exposure to municipal loans and securities was concentrated in the municipalities of San Juan, Guaynabo, Carolina and Bayamón.

The following table details the loans and investments representing the Corporation’s direct exposure to the Puerto Rico government according to their maturities:

(In thousands)	Investment Portfolio	Loans	Total Outstanding	Total Exposure
Central Government
After 1 to 5 years	$5	$-	$5	$5
After 5 to 10 years	39	-	39	39
After 10 years	26	-	26	26
Total Central Government	70	-	70	70
Government Development Bank (GDB)
After 10 years	3	-	3	3
Total Government Development Bank (GDB)	3	-	3	3
Puerto Rico Highways and Transportation Authority
After 5 to 10 years	5	-	5	5
Total Puerto Rico Highways and Transportation Authority	5	-	5	5
Municipalities
Within 1 year	3,510	15,265	18,775	18,775
After 1 to 5 years	16,505	198,022	214,527	214,527
After 5 to 10 years	23,885	101,693	125,578	125,578
After 10 years	845	98,185	99,030	99,030
Total Municipalities	44,745	413,165	457,910	457,910
Total Direct Government Exposure	$44,823	$413,165	$457,988	$457,988

In addition, at December 31, 2018, the Corporation had $368 million in loans insured or securities issued by Puerto Rico governmental entities but for which the principal source of repayment is non-governmental ($386 million at December 31, 2017). These included $293 million in residential mortgage loans insured by the Puerto Rico Housing Finance Authority (“HFA”), a governmental instrumentality that has been designated as a covered entity under PROMESA (December 31, 2017 - $310 million). These mortgage loans are secured by first mortgages on Puerto Rico residential properties and the HFA insurance covers losses in the event of a borrower default and subsequent foreclosure of the underlying property. The Corporation also had at December 31, 2018, $45 million in bonds issued by HFA which are secured by second mortgage loans on Puerto Rico residential properties, and for which HFA also provides insurance to cover losses in the event of a borrower default and subsequent foreclosure of the underlying property (December 31, 2017 - $44 million). In the event that the mortgage loans insured by HFA and held by the Corporation directly or those serving as collateral for the HFA bonds default and the collateral is insufficient to satisfy the outstanding balance of these loans, HFA’s ability to honor its insurance will depend, among other factors, on the financial condition of HFA at the time such obligations become due and payable. Although the Governor is currently authorized by local legislation to impose a temporary moratorium on the financial obligations of the HFA, he has not exercised this power as of the date hereof. In addition, at December 31, 2018, the Corporation had $7 million in securities issued by HFA that have been economically defeased and refunded and for which securities consisting of U.S. agencies and Treasury obligations have been escrowed (December 31, 2017 - $7 million), and $23 million of commercial real estate notes issued by government entities but that are payable from rent paid by non-governmental parties (December 31, 2017 - $25 million).

BPPR’s commercial loan portfolio also includes loans to private borrowers who are service providers, lessors, suppliers or have other relationships with the government. These borrowers could be negatively affected by the fiscal measures to be implemented to address the Commonwealth’s fiscal crisis and the ongoing Title III proceedings under PROMESA described above. Similarly, BPPR’s mortgage and consumer loan portfolios include loans to government employees which could also be negatively affected by fiscal measures such as employee layoffs or furloughs.

The Corporation has operations in the United States Virgin Islands (the “USVI”) and has approximately $76 million in direct exposure to USVI government entities. The USVI has been experiencing a number of fiscal and economic challenges that could adversely affect the ability of its public corporations and instrumentalities to service their outstanding debt obligations.

Legal Proceedings

The nature of Popular’s business ordinarily results in a certain number of claims, litigation, investigations, and legal and administrative cases and proceedings (“Legal Proceedings”). When the Corporation determines that it has meritorious defenses to the claims asserted, it vigorously defends itself. The Corporation will consider the settlement of cases (including cases where it has meritorious defenses) when, in management’s judgment, it is in the best interest of both the Corporation and its shareholders to do so. On at least a quarterly basis, Popular assesses its liabilities and contingencies relating to outstanding Legal Proceedings utilizing the latest information available. For matters where it is probable that the Corporation will incur a material loss and the amount can be reasonably estimated, the Corporation establishes an accrual for the loss. Once established, the accrual is adjusted on at least a quarterly basis as appropriate to reflect any relevant developments. For matters where a material loss is not probable, or the amount of the loss cannot be reasonably estimated, no accrual is established.

In certain cases, exposure to loss exists in excess of the accrual to the extent such loss is reasonably possible, but not probable. Management believes and estimates that the aggregate range of reasonably possible losses (with respect to those matters where such limits may be determined, in excess of amounts accrued), for current Legal Proceedings ranges from $0 to approximately $27.1 million as of December 31, 2018. For certain other cases, management cannot reasonably estimate the possible loss at this time. Any estimate involves significant judgment, given the varying stages of the Legal Proceedings (including the fact that many of them are currently in preliminary stages), the existence of multiple defendants in several of the current Legal Proceedings whose share of liability has yet to be determined, the numerous unresolved issues in many of the Legal Proceedings, and the inherent uncertainty of the various potential outcomes of such Legal Proceedings. Accordingly, management’s estimate will change from time-to-time, and actual losses may be more or less than the current estimate.

While the outcome of Legal Proceedings is inherently uncertain, based on information currently available, advice of counsel, and available insurance coverage, management believes that the amount it has already accrued is adequate and any incremental liability arising from the Legal Proceedings in matters in which a loss amount can be reasonably estimated will not have a material adverse effect on the Corporation’s consolidated financial position. However, in the event of unexpected future developments, it is possible that the ultimate resolution of these matters in a reporting period, if unfavorable, could have a material adverse effect on the Corporation’s consolidated financial position for that particular period.

Set forth below is a description of the Corporation’s significant Legal Proceedings.

BANCO POPULAR DE PUERTO RICO

Hazard Insurance Commission-Related Litigation

Popular, Inc., BPPR and Popular Insurance, LLC (the “Popular Defendants”) have been named defendants in a putative class action complaint captioned Pérez Díaz v. Popular, Inc., et al, filed before the Court of First Instance, Arecibo Part. The complaint seeks damages and preliminary and permanent injunctive relief on behalf of the purported class against the Popular Defendants, as well as Antilles Insurance Company and MAPFRE-PRAICO Insurance Company (the “Defendant Insurance Companies”). Plaintiffs allege that the Popular Defendants have been unjustly enriched by failing to reimburse them for commissions paid by the Defendant Insurance Companies to the insurance agent and/or mortgagee for policy years when no claims were filed against their hazard insurance policies. They demand the reimbursement to the purported “class” of an estimated $400 million plus legal interest, for the “good experience” commissions allegedly paid by the Defendant Insurance Companies during the relevant time period, as well as injunctive relief seeking to enjoin the Defendant Insurance Companies from paying commissions to the insurance agent/mortgagee and ordering them to pay those fees directly to the insured. A motion for dismissal on the merits, which the Defendant Insurance Companies filed shortly before hearing, was denied with a right to replead following limited targeted discovery. The Court of Appeals and then the Puerto Rico Supreme Court, both denied the Popular Defendants’ request to review the lower court’s denial of the motion to dismiss. On December 21, 2017, plaintiffs sought to amend the complaint and, on January 2018, defendants filed an answer thereto. Separately, on October 26, 2017, the Court entered an order whereby it broadly certified the class after which the Popular Defendants filed a certiorari petition before the Puerto Rico Court of Appeals in relation to the class certification, which the Court declined to entertain. The parties have not yet reached an agreement as to the class notification procedures. On November 14, 2018 and on January 30, 2019, Plaintiffs filed voluntary dismissal petitions against MAPFRE-PRAICO Insurance Company and Antilles Insurance Company, respectively. Hence, now the Popular Defendants remain the sole defendants in this action. A status and settlement conference is scheduled for March 27, 2019.

BPPR has separately been named a defendant in a putative class action complaint captioned Ramirez Torres, et al. v. Banco Popular de Puerto Rico, et al, filed before the Puerto Rico Court of First Instance, San Juan Part. The complaint seeks damages and preliminary and permanent injunctive relief on behalf of the purported class against the same Popular Defendants, as well as other financial institutions with insurance brokerage subsidiaries in Puerto Rico. Plaintiffs essentially contend that in November 2015, Antilles Insurance Company obtained approval from the Puerto Rico Insurance Commissioner to market an endorsement that allowed its customers to obtain reimbursement on their insurance deductible for good experience, but that defendants failed to offer this product or disclose its existence to their customers, favoring other products instead, in violation of their duties as insurance brokers. Plaintiffs seek a determination that defendants unlawfully failed to comply with their duty to disclose the existence of this new insurance product, as well as double or treble damages (the latter subject to a determination that defendants engaged in anti-monopolistic practices in failing to offer this product). Between late March and early April of 2017, co-defendants filed motions to dismiss the complaint and opposed the request for preliminary injunctive relief. A co-defendant filed a third-party Complaint against Antilles Insurance Company. A preliminary injunction and class certification hearing originally scheduled for April 6, 2017 was subsequently postponed, pending resolution of the motions to dismiss. On July 2017, the Court dismissed the complaint with prejudice. In August 2017, plaintiffs appealed this judgment and, on March 2018, the Court of Appeals reversed the Court of First Instance’s dismissal. On May 2018, all defendants filed their respective Petitions of Certiorari to the Puerto Rico Supreme Court, which denied review. The case is pending scheduling of status conference, class certification or injunctive relief hearings.

Mortgage-Related Litigation and Claims

BPPR has been named a defendant in a putative class action captioned Lilliam González Camacho, et al. v. Banco Popular de Puerto Rico, et al., filed before the United States District Court for the District of Puerto Rico on behalf of mortgage-holders who have allegedly been subjected to illegal foreclosures and/or loan modifications through their mortgage servicers. Plaintiffs maintain that when they sought to reduce their loan payments, defendants failed to provide them with such reduced loan payments, instead subjecting them to lengthy loss mitigation processes while filing foreclosure claims against them in parallel (or dual tracking). Plaintiffs assert that such actions violate the Home Affordable Modification Program (“HAMP”), the Home Affordable Refinance Program (“HARP”) and other federally sponsored loan modification programs, as well as the Puerto Rico Mortgage Debtor Assistance Act and the Truth in Lending Act (“TILA”). For the alleged violations stated above, plaintiffs request that all defendants (over 20, including all local banks), be held jointly and severally liable in an amount no less than $400 million. BPPR waived service of process in June 2017 and filed a motion to dismiss in August 2017, as did most co-defendants. On March 2018, the District Court dismissed the complaint in its entirety. After being denied reconsideration by the District Court, on August 2018, plaintiffs filed a Notice of Appeal to the U.S. Court of Appeals for the First Circuit. On January 22, 2019, the Appellants filed their brief. Appellees’ filed a request for extension of time to file their brief, which if granted, would become due on March 27, 2019.

BPPR has also been named a defendant in another putative class action captioned Yiries Josef Saad Maura v. Banco Popular, et al., filed by the same counsel who filed the González Camacho action referenced above, on behalf of residential customers of the defendant banks who have allegedly been subject to illegal foreclosures and/or loan modifications through their mortgage servicers. As in González Camacho, plaintiffs contend that when they sought to reduce their loan payments, defendants failed to provide them with such reduced loan payments, instead subjecting them to lengthy loss mitigation processes while filing foreclosure claims against them in parallel, all in violation of TILA, the Real Estate Settlement Procedures Act (“RESPA”), the Equal Credit Opportunity Act (“ECOA”), the Fair Credit Reporting Act (“FCRA”), the Fair Debt Collection Practices Act (“FDCPA”) and other consumer-protection laws and regulations. Plaintiffs did not include a specific amount of damages in their complaint. After waiving service of process, BPPR filed a motion to dismiss the complaint on the same grounds as those asserted in the González Camacho action (as did most co-defendants, separately). BPPR further filed a motion to oppose class certification, which the Court granted, denying the motion for class certification in September 2018. In October 2018, plaintiffs filed a Motion for Reconsideration of such denial, which BPPR opposed. Those motions are still pending.

BPPR has been named a defendant in a complaint for damages and breach of contract captioned Héctor Robles Rodriguez et al. v. Municipio de Ceiba, et al. Plaintiffs are residents of a development called Hacienda Las Lomas. Through the Doral Bank-FDIC assisted transaction, BPPR acquired a significant number of mortgage loans within this development and is currently the primary mortgage lender in the project. Plaintiffs claim damages against the developer, contractor, the relevant insurance companies, and most recently, their mortgage lenders, because of a landslide that occurred in October 2015, affecting various streets and houses within the development. Plaintiffs specifically allege that the mortgage lenders, including BPPR, should be deemed liable for their alleged failure to properly inspect the subject properties. Plaintiffs demand $30 million in damages plus attorney’s fees, costs and the annulment of their mortgages. BPPR extended plaintiffs four consecutive six-month payment forbearances, the last of which is still in effect, and it is engaged in settlement discussions with plaintiffs. In November 2017, the FDIC notified BPPR that it had agreed to indemnify the Bank in connection with its Doral Bank-related exposure, pursuant to the terms of the relevant Purchase and Assumption Agreement with the FDIC. The FDIC filed a Notice of Removal to the United States District Court for the District of Puerto Rico (“USDC”) on March 2018 and, on April 2018, the state court stayed the proceedings in response thereto. On October 18, 2018, the Court granted FDIC’s motion to stay the proceedings until plaintiffs have exhausted administrative remedies.

Mortgage-Related Investigations

The Corporation and its subsidiaries from time to time receive requests for information from departments of the U.S. government that investigate mortgage-related conduct. In particular, BPPR has received subpoenas and other requests for information from the Federal Housing Finance Agency’s Office of the Inspector General, the Civil Division of the Department of Justice, the Special Inspector General for the Troubled Asset Relief Program and the Federal Department of Housing and Urban Development’s Office of the Inspector General mainly concerning real estate appraisals and residential and construction loans in Puerto Rico. The Corporation is cooperating with these requests and is in discussions regarding the resolution of such matters. There can be no assurances as to the outcome of those discussions.

Separately, in July 2017, management learned that certain letters generated by the Corporation to comply with Consumer Financial Protection Bureau (“CFPB”) rules requiring written notification to borrowers who have submitted a loss mitigation application were not mailed to borrowers over a period of up to approximately three-years due to a systems interface error. Loss mitigation is a process whereby creditors work with mortgage loan borrowers who are having difficulties making their loan payments on their debt. The loss mitigation process applies both to mortgage loans held by the Corporation and to mortgage loans serviced by the Corporation for third parties. The Corporation has corrected the systems interface error that caused the letters not to be sent.

The Corporation notified applicable regulators and conducted a review of its mortgage files to assess the scope of potential customer impact. The review found that while the mailing error extended to approximately 23,000 residential mortgage loans (approximately 50% of which are serviced by the Corporation for third parties), the number of borrowers actually harmed by the mailing error was substantially lower. This was due to, among other things, the fact that the Corporation regularly uses means other than the mail to communicate with borrowers, including email and hand delivery of written notices at our mortgage servicing centers or bank branches. Importantly, more than half of those borrowers potentially subject to such error actually closed on a loss mitigation alternative. Furthermore, the Corporation’s outreach and remediation efforts with respect to potentially affected borrowers are substantially complete.

The Corporation has also engaged in remediation with respect to other printing and mailings incidents and other servicing matters in its mortgage servicing operation.

The Corporation is engaged in ongoing dialogue with applicable regulators with respect to the aforementioned mortgage servicing matters and there can be no assurances as to the outcome thereof. At this point, we are not able to estimate the financial impact of the foregoing.

Other Significant Proceedings

In June 2017, a syndicate comprised of BPPR and other local banks (the “Lenders”) filed an involuntary Chapter 11 bankruptcy proceeding against Betteroads Asphalt and Betterecycling Corporation (the “Involuntary Debtors”). This filing followed attempts by the Lenders to restructure and resolve the Involuntary Debtors’ obligations and outstanding defaults under a certain credit agreement, first through good faith negotiations and subsequently, through the filing of a collection action against the Involuntary Debtors in local court. The involuntary debtors subsequently counterclaimed, asserting damages in excess of $900 million. The Lenders ultimately joined in the commencement of these involuntary bankruptcy proceedings against the Debtors in order to preserve and recover the Involuntary Debtors’ assets, having confirmed that the Involuntary Debtors were transferring assets out of their estate for little or no consideration. The Involuntary Debtors subsequently filed a motion to dismiss the proceedings and for damages against the syndicate, arguing both that this petition was filed in bad faith and that there was a bona fide dispute as to the petitioners’ claims, as set forth in the counterclaim filed by the Involuntary Debtors in local court. The court allowed limited discovery to take place prior to an evidentiary hearing to determine the merits of debtors’ motion to dismiss.

On November 30, 2018, the Court issued an order where it ruled that: (1) the Lenders, as petitioning creditors, satisfied the three-prong requirement for filing an involuntary petition; (2) nonetheless, bad faith is an independent cause for dismissal of an involuntary petition under section 303(b) of the Bankruptcy Code; and (3) the Involuntary Debtors failed to show that dismissal pursuant to section 305(a)(1) abstention is in the best interest of both the creditors and the debtors. An evidentiary hearing is set for May 23, 2019 to consider whether or not the involuntary petitions were filed in bad faith, that is, for an improper purpose that constitutes an abuse of the bankruptcy process.

POPULAR SECURITIES

Puerto Rico Bonds and Closed-End Investment Funds

The volatility in prices and declines in value that Puerto Rico municipal bonds and closed-end investment companies that invest primarily in Puerto Rico municipal bonds have experienced since August 2013 have led to regulatory inquiries, customer complaints and arbitrations for most broker-dealers in Puerto Rico, including Popular Securities. Popular Securities has received customer complaints and is named as a respondent (among other broker-dealers) in 169 arbitration proceedings with aggregate claimed amounts of approximately $201 million, including one arbitration with claimed damages of approximately $30 million. While Popular Securities believes it has meritorious defenses to the claims asserted in these proceedings, it has often determined that it is in its best interest to settle certain claims rather than expend the money and resources required to see such cases to completion. The Puerto Rico Government’s defaults and non-payment of its various debt obligations, as well as the Commonwealth’s and the Financial Oversight Management Board’s (the “Oversight Board”) decision to pursue restructurings under Title III and Title VI of PROMESA, have increased and may continue to increase the number of customer complaints (and claimed damages) filed against Popular Securities concerning Puerto Rico bonds and closed-end investment companies that invest primarily in Puerto Rico bonds. An adverse result in the arbitration proceedings described above, or a significant increase in customer complaints, could have a material adverse effect on Popular.

Subpoenas for Production of Documents in relation to PROMESA Title III Proceedings

Popular Securities has, together with Popular, Inc. and BPPR (collectively, the “Popular Companies”) filed an appearance in connection with the Commonwealth of Puerto Rico’s pending Title III bankruptcy proceeding. Its appearance was prompted by a request by the Commonwealth’s Unsecured Creditors’ Committee (“UCC”) to allow a broad discovery program under Rule 2004 to investigate, among other things, the causes of the Puerto Rico financial crisis. The Rule 2004 request sought broad discovery not only from the Popular Companies, but also from others, spanning in excess of eleven (11) years. The Oversight Board, as well as the Popular Companies and others, opposed the UCC’s request. Magistrate Dein denied the UCC’s request without prejudice and allowed the law firm of Kobre & Kim to carry out its own independent investigation on behalf of the Oversight Board.

The Popular Companies have separately been served with additional requests for the preservation and voluntary production of certain documents and witnesses from the UCC and the COFINA Agents in connection with the COFINA-Commonwealth adversary complaint, as well as from the Oversight Board’s Independent Investigator, Kobre & Kim, with respect to its independent investigation. The Popular Companies cooperated with all such requests and asked that such requests be submitted in the form of a subpoena to address privacy and confidentiality considerations pertaining to some of the documents involved in the production.

On August 20, 2018, Kobre & Kim issued its Final Report, which contained various references to the Popular Companies, including allegations that Popular Securities participated as an underwriter in Commonwealth’s 2014 issuance of government obligation bonds notwithstanding having allegedly advised against it. The report discussed that such allegation could give rise to an unjust enrichment claim against the Popular Companies and could also serve as a basis to equitably subordinate any claim it files in the Title III proceeding to other claims. The Oversight Board also created a special claims committee as a result of the Final Report and such committee, along with the UCC, filed in January 14, 2019 a joint objection seeking the disallowance of more than $6 billion in Commonwealth G.O. bonds issued in or after March 2012, including issuances in which Popular Securities participated as underwriter, alleging that such bonds were unconstitutional.